EXHIBIT 10.4

                                 AMENDMENT NO. 1
                                       TO
                              EMPLOYMENT AGREEMENT

     This Amendment No. 1 (the "Amendment") to the Employment Agreement (the "Agreement"), dated January 1, 2004 by and between Zone 4 Play, Ltd., a Israeli corporation (the "Company"), and Uri Levy (the "Executive"), is made and entered into as of the 1 day of May, 2005 (the "Effective Date"). All capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Agreement.

                                    RECITALS

     WHEREAS, Executive is currently the CFO of the Company; and

     WHEREAS, the parties hereto now desire to amend the terms of employment of the Executive

     NOW THEREFORE, in consideration of the mutual covenants contained in this Amendment, the Company and the Executive agree as follows:

     1. Section 2 of the Agreement is hereby amended by deleting paragraph (a), in its entirety and replacing them with the following:


          "(a) 1. Effective as of May 1, 2005, the Company shall pay the
               Executive a gross salary of 25,000 New Israeli Shekels ("NIS") per month (the "Base Salary").

               2. Effective as of January 1, 2006, the Company shall pay the Executive a gross salary of 30,000 New Israeli Shekels ("NIS") per month (the "Base Salary").

     2. Except as expressly amended by this Amendment, the Agreement shall continue in full force and effect in accordance with its terms and is hereby confirmed and ratified in all respects. This Amendment and its terms and provisions shall be effective as of the Effective Date. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. This Amendment shall be governed by and construed in accordance with the laws of the State of Israel.

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a sealed instrument as of the Effective Date.

                                           ZONE 4 PLAY, LTD.


                                           By: /s/ Shimon Citron
                                           ---------------------
                                           Shimon Citron
                                           President and Chief Executive Officer



                                           EXECUTIVE:


                                           By /s/ Uri Levy
                                           ---------------
                                           Uri Levy